SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 27, 2003
                                                     ----------------

                         Reckson Associates Realty Corp.

                                       and

                        Reckson Operating Partnership, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     Reckson Associates Realty Corp. - Maryland
                   Reckson Operating Partnership, L.P. - Delaware
                  -----------------------------------------------
                   (State or other jurisdiction of incorporation)

                     1-13762                  Reckson Associates Realty Corp.
         -----------------------------------               11-323650
         Commission File Number              Reckson Operating Partnership, L.P.
                                                           11-3233647
                                             -----------------------------------
                                              (IRS Employer Identification No.)

                     225 Broadhollow Road, Melville, New York 11747
                     --------------------------------------------------
                     (Address of principal executive offices) (Zip Code)

                                 (631) 694-6900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.
         ------------

         On January 27, 2003, Reckson Associates Realty Corp. announced that Reckson Operating Partnership, L.P. has refinanced its unsecured revolving credit facility with a group of banks. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. acted as co-lead arrangers and joint bookrunners.

         A copy of the press release announcing Reckson Operating Partnership, L.P.'s signing of the First Amendment to the Second Amended and Restated Credit
Agreement: and a copy of the First Amendment to the Second Amended and Restated Credit Agreement and a copy of the Second Amended and Restated Credit Agreement are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

    Exhibit Number        Description of Exhibit
    --------------        ----------------------

         99.1.    Press release, dated January 27, 2003.

         99.2. First Amendment to the Second Amended and Restated Credit Agreement, dated as of January 24, 2003, between and among Reckson Operating Partnership, L.P., JPMorgan Chase Bank, as Administrative Agent for the institutions from time to time party thereto as Lenders and Key Bank, N.A., as New Lender; and Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.

         99.3. Form of Promissory Note to the Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.

         99.4. Form of Guarantee Agreement to the Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RECKSON ASSOCIATES REALTY CORP.


                                      By:  /s/ Scott Rechler
                                          --------------------------------------
                                          Name: Scott Rechler
                                          Title: Co-Chief Executive Officer



                                          RECKSON OPERATING PARTNERSHIP, L.P.



                                      By:  Reckson Associates Realty Corp.,
                                           its General Partner

                                      By:  /s/ Scott Rechler
                                           -------------------------------------
                                           Name: Scott Rechler
                                           Title: Co-Chief Executive Officer

Date:  January 27, 2003


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                                  Exhibit Index

     Exhibit                      Description
     -------                      -----------

       99.1         Press release, dated January 27, 2003.

       99.2 First Amendment to the Second Amended and Restated Credit Agreement, dated as of January 24, 2003, between and among Reckson Operating Partnership, L.P., JPMorgan Chase Bank, as Administrative Agent for the institutions from time to time party thereto as Lenders and Key Bank, N.A., as New Lender; and Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.

      99.3. Form of Promissory Note to the Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.

      99.4. Form of Guarantee Agreement to the Second Amended and Restated Credit Agreement, between and among Reckson Operating Partnership, L.P., the institutions from time to time party thereto as Lenders and JPMorgan Chase Bank, as Administrative Agent.